PORTLAND GENERAL CORPORATION

                     MANAGEMENT DEFERRED COMPENSATION PLAN

                                1996 RESTATEMENT

                                AMENDMENT NO. 1





     This Amendment No. 1 to the Portland General Corporation Management Deferred Compensation Plan, as restated effective January 1, 1996 (the "Plan") is effective as of September 10, 1996 and has been executed as of the 18th day of October, 1996 on behalf of Portland General Corporation (the "Company").

     WHEREAS, pursuant to Section 10.1, the Human Resources Committee of the Company's Board of Directors (the "Committee") has the authority to amend the Plan; and

     WHEREAS, the Committee wishes to protect the Participants' benefits under the Plan at the level promised when the Participants entered into each Deferral Election;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     FIRST:  Section 10.1 is amended in its entirety to read as follows:

 10.1  Amendment

     The Senior Administrative Officer may amend the Plan from time to time as may be necessary for administrative purposes and legal compliance of the Plan, provided, however, that no such amendment shall affect the benefit rights of Participants or Beneficiaries in the Plan. The Committee may amend the Plan at any time, provided, however, that no amendment shall be effective to decrease or restrict the accrued rights of Participants and Beneficiaries to the amounts in their Accounts at the time of the amendment. Such amendments shall be subject to the following:

         (a) PRESERVATION OF ACCOUNT BALANCE. No amendment shall reduce the amount accrued in any Account to the date such notice of the amendment is given.

         (b) CHANGES IN INTEREST RATE. No amendment shall reduce the rate of Interest to be credited, after the date of the amendment, on the amount already accrued in any Account or on the deferred Compensation credited to any Account under Deferral Elections already in effect on the date of the amendment.

     SECOND:  Section 10.3 is amended in its entirety to read as follows:

 10.3  Payment at Termination

     If the Plan is terminated, payment of each Account to a Participant or a Beneficiary for whom it is held shall commence pursuant to Paragraph 5.6, and shall be paid in the form designated by the Participant.




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                          PORTLAND GENERAL CORPORATION

                     MANAGEMENT DEFERRED COMPENSATION PLAN

                                1996 RESTATEMENT

                                AMENDMENT NO. 1





     THIRD: Except as provided herein, all other Plan provisions shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the day and year first written above.


                                       PORTLAND GENERAL CORPORATION



                                       By:    /s/ Don F. Kielblock
                                                 Its Vice President


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